UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

MAINSTAY FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROXY	MAINSTAY FUNDS TRUST	PROXY

MAINSTAY EPOCH U.S. ALL CAP FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 1, 2013

The undersigned hereby appoint(s) J. Kevin Gao and Thomas Lynch or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (“Meeting”) to be held at 169 Lackawanna Avenue, Parsippany, NJ 07054  on July 1, 2013 at 10:00 a.m. Eastern Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1, 2 (2A through 2H) AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:
SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE
ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE ON THIS PROXY TODAY!

EASY WAYS TO VOTE YOUR PROXY:

By Internet: Refer to your proxy card for the control number and go to: www.myproxyonline.com and follow the simple on-screen instructions

OR

By Phone: please call Okapi Partners toll-free at (877) 629-6356. Representatives are available to answer any questions or take your vote over the phone Monday through Friday 9:00 AM to 5:00 PM (EST).

OR

By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD OF TRUSTEES OF MAINSTAY FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 (2A through 2H) AND 3

1.	To approve a subadvisory agreement with respect to MainStay Epoch U.S. All Cap Fund between Epoch	FOR	AGAINST	ABSTAIN
	Investment Partners, Inc. (“Epoch”) and New York Life Investment Management LLC prompted by the change of control of Epoch;	☐	☐	☐

2.	To approve the amendment of the fundamental investment restrictions of MainStay Epoch U.S. All Cap Fund;	☐	☐	☐

	2.A. To amend the fundamental investment restriction with respect to borrowing	☐	☐	☐

	2.B. To amend the fundamental investment restriction with respect to the issuance of senior securities	☐	☐	☐

	2.C. To amend the fundamental investment restriction with respect to underwriting securities	☐	☐	☐

	2.D. To amend the fundamental investment restriction with respect to real estate	☐	☐	☐

	2.E. To amend the fundamental investment restriction with respect to commodities	☐	☐	☐

	2.F. To amend the fundamental investment restriction with respect to making loans	☐	☐	☐

	2.G. To amend the fundamental investment restriction with respect to concentration of investments	☐	☐	☐

	2.H. To amend the fundamental investment restriction with respect to diversification;	☐	☐	☐

3.	To grant MainStay Funds Trust the authority to enter into and materially amend agreements with certain Subadvisors on behalf of MainStay Epoch U.S. All Cap Fund without obtaining shareholder approval; and	☐	☐	☐

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

☐	Please check this box if you plan to attend the Special Meeting.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

DO NOT FORGET TO SIGN AND DATE THIS PROXY CARD

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2013

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: mainstayinvestments.com